UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): January 13, 2005

The Navigators Group, Inc.

(Exact name of registrant as specified in its chapter)

DELAWARE	0-15886	13-3138397
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, New York, NY		10119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01 Entry Into A Material Definitive Agreement

On January 13, 2005 the New York Insurance Department approved, effective December 31, 2004, an insurance commutation agreement between Navigators Insurance Company, a direct wholly-owned subsidiary of the Registrant and Somerset Insurance Limited, a Bermuda company controlled by the Registrant’s Chairman.  The commutation agreement provides, among other things, that each party thereto releases the other party from all liabilities and obligations arising under certain reinsurance contracts between the parties.  The commutation agreement is attached hereto as Exhibit 10-1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
(Registrant)

/s/ Bradley D. Wiley
	Name:	Bradley D. Wiley
	Title:	Senior Vice President, Financial Compliance Officer and Secretary

Date: January 18, 2005

INDEX TO EXHIBITS

Number	Description

10-1	Commutation Agreement between Navigators Insurance Company and Somerset Insurance Limited.